Excelsior Buyout Investors, LLC
                                  (the "Fund")

Deloitte & Touche LLP ("D&T") now serves as the independent registered public accounting firm for the Fund. Its principal address is Two World Financial Center, New York, New York 10281. The previous independent registered public accounting firm, Ernst & Young LLP ("E&Y") were terminated by the Fund's Board of Managers and Audit Committee as a result of concerns regarding their independence at the time of the issuance of their report on the Fund's December 31, 2003 financial statements. These concerns are the result of certain real estate consulting services performed by E&Y on a contingent fee basis for Charles Schwab & Co., Inc., which is an affiliate of the Fund's adviser, U.S. Trust Company, N.A. During the period in which E&Y served as independent registered public accounting firm for the Fund, there was no disagreement between E&Y and the Fund on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Board and the Audit Committee, D&T has performed a re-audit of those financial statements, and D&T has issued an unqualified opinion on the Fund's December 31, 2003 financial statements. A copy of D&T's audit report is available upon request.